                                                                   EXHIBIT 10.13


                        CONFIDENTIAL TREATMENT REQUESTED
             CONFIDENTIAL PORTION HAS BEEN FILED SEPARATELY WITH THE
                       SECURITIES AND EXCHANGE COMMISSION


                            BASIC ORDERING AGREEMENT

                                     BETWEEN

                               EMC(2) CORPORATION

                                       AND

                               ATL PRODUCTS, INC.

                                       FOR

                            AUTOMATED TAPE LIBRARIES

                               SEPTEMBER 14, 1995












(C) ATL Products, Inc. 1995

This is an unpublished work that contains confidential and proprietary information that may be protected under the Copyright Laws. The existence of the Copyright Notice is not to be construed as an admission or presumption that publication has occurred. Unauthorized copying of this document is strictly prohibited.

All rights reserved.

This document is subject to change by ATL without notice until executed by both Parties.

1.  DLT and Compact Tape are registered trademarks of Quantum Corporation.



 ................................................................................
                              Company Confidential

                            Basic Ordering Agreement
                                     Between
                    ATL Products, Inc. and EMC(2) Corporation


                                TABLE OF CONTENTS

Section                                                                     Page


1. Period of Performance ..............................................      2
2. Product Purchasing, Marketing and Sales ............................      2
3. New Products .......................................................      2
4. Purchase Orders ....................................................      2
5. Purchase Forecasts .................................................      3
6. Pricing ............................................................      3
7. Shipment, Risk of Loss and Title ...................................      3
8. Exporting ..........................................................      3
9. Testing and Acceptance .............................................      4
10. Payment ...........................................................      4
11. Limited Warranty ..................................................      4
12. Confidential Information ..........................................      5
13. Intellectual Property Rights and Indemnity ........................      5
14. Force Majeure .....................................................      6
15. Termination .......................................................      6
16. Notices ...........................................................      7
17. Assignment ........................................................      7
18. Rights and Remedies ...............................................      7
19. Applicable Law ....................................................      7
20. Insurance .........................................................      7
21. Disputes/Arbitration ..............................................      7
22. Changes ...........................................................      8
23. Documentation .....................................................      9
24. Technical Support .................................................      9
25. Training ..........................................................      9
26. Maintenance .......................................................      9
27. Business Reviews ..................................................      9
28. Survival ..........................................................      9
29. General ...........................................................     10
Exhibit A1 -- ACL2640 Product Specification ...........................     11
Exhibit A2 -- ACL4/52 Product Specification ...........................     12
Exhibit A3 -- ACL5480 Product Specification ...........................     13
Exhibit B -- Products and Accessories .................................     14
Exhibit B1 -- ACL2640 Pricing and Leadtime ............................     15
Exhibit B2 -- ACL4/52 Pricing and Leadtime ............................     16
Exhibit B3 -- ACL5480 Pricing and Leadtime ............................     17
Exhibit B4 -- Accessory Pricing and Leadtime ..........................     18
Exhibit C -- FRU's and Repairs ........................................     19
Exhibit C1 -- ACL2640 FRUs and Repair Pricing and Leadtimes ...........     20
Exhibit C2 -- ACL4/52 FRUs and Repair Pricing and Leadtimes ...........     21
Exhibit C3 -- ACL5480 FRUs and Repairs Pricing and Leadtimes ..........     22
Exhibit D -- Installation, Training, and Time and Material Pricing ....     23
Exhibit E -- Mandatory Change Procedure ...............................     25
Exhibit F -- Non-disclosure Agreement .................................     26


September 14, 1995            Company Confidential                       i of 38

                            Basic Ordering Agreement
                                     Between
                    ATL Products, Inc. and EMC(2) Corporation


                                TABLE OF CONTENTS

Section                                                                    Page


Exhibit G -- Maintenance Agreement ....................................     27
Exhibit H -- Packaging Specification ..................................     28
Exhibit I -- Testing and Acceptance ...................................     29
Exhibit J -- Worldwide Selling and Purchasing Locations ...............     30
Exhibit K -- Payment Locations ........................................     31
Exhibit L -- Notices ..................................................     32
Exhibit M -- Definitions ..............................................     33
Exhibit N -- RMA Process ..............................................     35



September 14, 1995            Company Confidential                      ii of 38

                            Basic Ordering Agreement
                                     Between
                    ATL Products, Inc. and EMC(2) Corporation



This Agreement including all Exhibits is entered on the last date of execution (the "Agreement Date") by and between ATL Products, Inc., a corporation organized under the laws of the State of California with its principal place of business at 1515 South Manchester Avenue, Anaheim, California 92802 (hereinafter known as "ATL") and EMC(2) Corporation a corporation organized under the laws of the Commonwealth of Massachusetts with its principal place of business at 171 South Street Hopkinton, MA 01748 (herein after known as "EMC").

This Agreement and Exhibits shall also be binding for those Subsidiaries and/or Divisions as well as named Service Providers of ATL and EMC listed in Exhibit J.

This Agreement consists of Terms and Conditions and Exhibits. The Terms and Conditions describe the policies and the Exhibits define the processes pertaining to the Parities responsibilities.

The following Exhibits are attached and incorporated into this Agreement by this reference as if fully set forth herein. Exhibits may be added or revised from time to time by mutual agreement. Any Exhibit that is added or revised shall be signed by both ATL and EMC and shall supersede the previous version.

     EXHIBIT         TITLE
        A1           ACL2640 Product Specification
        A2           ACL4/52 Product Specification
        A3           ACL5480 Product Specification
        B            Product and Accessories
        B1           ACL2640 Pricing and Leadtime
        B2           ACL4/52 Pricing and Leadtime
        B3           ACL5480 Pricing and Leadtime
        B4           Accessory Pricing and Leadtime
        C            FRU's and Repairs
        C1           ACL2640 FRU and Repair Pricing and Leadtime
        C2           ACL4/52 FRU and Repair Pricing and Leadtime
        C3           ACL5480 FRU and Repair Pricing and Leadtime
        D            Installation, Training, and Time and Material Pricing
        E            Mandatory Change Procedure
        F            Non-disclosure Agreement
        G            Maintenance Agreement
        H            Packaging Specification
        I            Quality Specification
        J            Worldwide Selling and Purchasing Locations
        K            Payment Locations
        L            Notices
        M            Definitions
        N            RMA Process


WHEREAS, ATL develops and manufactures Data Processing Peripheral Products as described in Exhibit A, (hereinafter known as "Products"): and

WHEREAS, ATL desires to offer said Products for sale to EMC on a non exclusive basis; and

WHEREAS, EMC has recognized capabilities in the distribution of these Products to industry and desires to have the right to purchase such Products on a non exclusive basis from ATL for resale to End Users; and


September 14, 1995            Company Confidential                       1 of 38

                            Basic Ordering Agreement
                                     Between
                    ATL Products, Inc. and EMC(2) Corporation



WHEREAS, ATL also offers FRUs and Repairs as described in Exhibits C and D, and EMC desires to have the right to purchase such FRUs and Repairs on a non exclusive basis in order to service the End User who purchases Products from EMC.

NOW, THEREFORE, in consideration of the mutual covenants contained herein, the Parties agree as follows:

1. PERIOD OF PERFORMANCE
The period during which EMC may issue Purchase Orders for the Products and Services, (collectively "Material") under this Agreement (Purchase Period) shall be one (1) year, from the Agreement date. The Purchase Period shall be automatically extended (Extended Purchase Period) for one (1) year periods unless notified in writing by either Party no less than sixty (60) days prior to the end of the current Purchase Period. If, during the Purchase Period or Extended Purchase Period, if any, ATL discontinues producing or making available any Products, FRUs or Repairs, ATL shall provide EMC with six (6) months prior written notice of such discontinuation and shall use reasonable efforts to permit EMC to buy as much Products and FRUs as EMC reasonably believes it shall need.

Upon expiration or termination of this Agreement, ATL shall sell and repair FRUs for five (5) years after the date of the last Product manufactured or for as long as the Products and FRUs are made available to any of ATL's other customers, whichever is later. Prices shall be at ATL's then current prices; delivery is subject to availability.

2. PRODUCT PURCHASING, MARKETING AND SALES
PURCHASING -- Subject to the terms and conditions of this Agreement ATL grants to EMC the non-exclusive right to purchase Material at the price and on the terms set forth in Exhibits B, C, and D, as applicable, which may be changed during the Extended Purchase Period as set forth hereinafter in the Section titled Pricing.

MARKETING -- ATL has jointly developed DLT Automated Tape Libraries with Digital Equipment Corporation, Shrewsbury, Massachusetts. These DLT Automated Tape Libraries are more commonly known as ATL's DLT series of Products and Digital's TL 8XX series of products.

ATL and Digital have mutually agreed that in order to develop and penetrate the market for the DLT Automated Tape Libraries efficiently, ATL has the sole and exclusive sales and marketing rights to sell the ATL series of DLT Automated Tape Libraries for applications outside the proprietary Digital Computer installed base worldwide and Digital has the sole and exclusive sales and marketing rights for the Digital series of products on the Digital installed based worldwide.

SALES -- EMC hereby represents, warrants and agrees that:
   a. It is not EMC's strategic objective to sell ATL's DLT series of Products for installation to the proprietary Digital Computer installed base. However, EMC retains the right to sell Products for heterogeneous client server networks that may include Digital computers.
   b. EMC shall purchase DLT Automated Tape Libraries in support of the proprietary Digital Computer installed base from Digital Equipment Corporation, Storage Products Business Unit, Shrewsbury Massachusetts.
   c. EMC shall not re-market or sell Product to any entity without adding Storage Management Software.

3. NEW PRODUCTS
From time to time EMC may request and/or ATL will quote New Products for purchase and re-sale by EMC. New Products shall be added by mutual agreement in the form of a written modification to all applicable Exhibits . Unless otherwise agreed to, New Products shall be covered by the terms and conditions of this Agreement.

4. PURCHASE ORDERS

September 14, 1995            Company Confidential                       2 of 38

                            Basic Ordering Agreement
                                     Between
                    ATL Products, Inc. and EMC(2) Corporation


PURCHASE ORDER -. EMC shall order Material by issuing written Purchase Orders by facsimile or delivery/postal service during normal business hours.. Each Purchase Order, at minimum, shall specify the model number, item description, quantity, delivery schedule, destination, carrier, and total price.

PRIORITY PURCHASE ORDER. - EMC may, issue written Priority Purchase Orders for FRU's and Repairs by facsimile on a twenty-four (24) hour a day three hundred sixty-five (365) days a year basis. Priority Purchase Orders shall be ready for pickup by EMC's selected carrier within twenty-four (24) hours of order placement and acceptance by ATL. Each Priority Purchase Order shall be identified as a Priority Purchase Order and, at minimum, shall specify the part number, item description, quantity, delivery date, destination, carrier, and total price.

EMC shall place all Purchase Orders at the appropriate ATL facility as listed in Exhibit J.

All of the terms and conditions of this Agreement and its Exhibits shall be deemed incorporated into each Purchase Order as if fully set forth therein. If any term of this Agreement conflicts with any term of an issued Purchase Order, this Agreement shall take precedence.

For each Purchase Order, EMC shall provide ATL with any information that is necessary for ATL to fulfill the order and to comply with all labeling, marking and other applicable legal requirements for the territory in which the Material is sold.

5. PURCHASE FORECASTS
On a monthly basis, EMC shall issue a revolving twelve (12) month non binding forecast so that ATL will have an understanding of EMC's anticipated monthly requirements. Every three (3) months EMC and ATL shall review all shipments made by ATL against the total anticipated purchase commitment.

EMC'S NON BINDING FORECAST IS FOR INFORMATION ONLY AND DOES NOT CREATE ANY LIABILITY BETWEEN THE PARTIES NOR DOES IT GUARANTEE EMC WILL ISSUE PURCHASE ORDERS AGAINST THE FORECAST OR ATL WILL MANUFACTURE AND SHIP PRODUCT OR FRUS IN ACCORDANCE WITH THE FORECAST. ATL'S ONLY OBLIGATION TO MANUFACTURE AND SHIP PRODUCT AND FRUS WILL BE IN ACCORDANCE WITH THE TERMS OF THIS AGREEMENT AND PURSUANT TO A PURCHASE ORDER ISSUED BY EMC AND ACCEPTED BY ATL.

6. PRICING
Prices include all charges such as packaging, packing, customs duties imposed before shipment, and all taxes except sales, use, and other such taxes imposed upon the sale or transfer of Material for which EMC is solely responsible under applicable law and for which EMC is properly invoiced by ATL.

Prices for Material are in Exhibits B, C and D.

The prices shall remain valid for all Material shipped during the Purchase Period. The prices for Material are subject to change by notice given to EMC upon renewal for the Extended Purchase Period, if any. Notwithstanding, the prices may be increased or decrease upon mutual agreement.

7. SHIPMENT, RISK OF LOSS AND TITLE
ATL shall make all arrangements for shipment with the carrier stated on EMC's purchase order. EMC shall pay all shipping and transportation charges directly to the carrier. In the event such charges have been prepaid by ATL, EMC shall reimburse ATL pursuant to ATL's invoice for such charges. ATL reserves the right to select the means


September 14, 1995            Company Confidential                       3 of 38

                            Basic Ordering Agreement
                                     Between
                    ATL Products, Inc. and EMC(2) Corporation


and method of shipment in the event EMC does not inform ATL of the arrangements for shipment within twenty-four hours after ATL has informed EMC that the Products, FRUs or Repairs are ready for shipment.

All Products, FRUs and Repairs are sold and shipped Ex Works (in accordance with Incoterms 1990) unless otherwise mutually agreed.

Products, FRUs and Repairs shall be packaged for shipment in accordance with Exhibit H.

8. EXPORTING
ATL and EMC shall comply with all applicable laws and regulations of the United States and any other country involved with the Product, FRU or Repair transaction concerning export, import and reexport of goods. If EMC's Purchase Order specifies export after passage of title, ATL shall provide EMC with all the documentation reasonably necessary to enable EMC to obtain licenses, if required, for exporting the Products, FRUs or Repairs..

         Fulfillment of any Purchase Order accepted by ATL, for shipment to a destination outside the United States, may be dependent upon the grant of appropriate licenses, permits and similar items required for shipments of the Products FRUs or Repairs from the country of export. EMC shall be obligated to take delivery of such Products, FRUs or Repairs, in the United States, even if the licenses, permits or other items required for export are not furnished to EMC at the time the Products, FRUs or Repairs are ready to ship.

In the event of a shipment to other than to a USA address, EMC, at its own expense, shall furnish EMC's freight forwarder with detailed documentation and instructions and all necessary export licenses, customs declarations and certificates in properly executed form required for successful shipment of the Products, FRUs or Repairs from the United States and entry into foreign territories.

9. TESTING AND ACCEPTANCE
ATL shall test and EMC shall inspect and accept Products, FRUs and Repairs in accordance with Exhibit I.

10. PAYMENT
All payments required by this Agreement are stated and shall be made in United States dollars. Payments shall be sent to ATL at the return address stated in Exhibit K, and shall be deemed made only upon receipt by ATL at that address.

EMC shall deliver payment to ATL net thirty (30) calendar days from transfer of title (in accordance with Incoterms 1990 - Ex Works, unless otherwise mutually agreed)


Amounts owed to EMC due to rejections of Material, or discrepancies on paid invoices shall be fully credited against future invoices payable by EMC. Notwithstanding, ATL and EMC shall mutually agree on a pay-back schedule in the event EMC does not have any Material on order.

11. LIMITED  WARRANTY
For the time periods set forth hereafter, and as qualified in this Agreement, ATL gives the following limited warranty: that, at the time of shipment, all Products, FRUs or Repairs (i) shall be free from defects in material, workmanship, and design, shall conform to applicable specifications, drawings, samples, and descriptions referred to in this Agreement, (ii) shall be free of all liens and encumbrances and (iii) shall not infringe on any third party's Intellectual Property interest..


September 14, 1995            Company Confidential                       4 of 38

                            Basic Ordering Agreement
                                     Between
                    ATL Products, Inc. and EMC(2) Corporation



The time periods for this limited warranty are as follows: (i) Products and first time shipped or new FRU's) - for twelve (12) months from date of shipment by ATL; (ii) for exchanged or replaced FRU's and (ii) Repairs - for either (a) three (3) months from the later of the date of shipment or date of repair or (b) the balance of the term of the original warranty for Products or FRU repaired or replaced, whichever is sooner.

During the term of this limited Warranty, ATL shall, within thirty (30) days after receipt of defective Products or FRUs, at its option, either repair or replace any defective Products or FRUs subject to this limited warranty at no additional charge to EMC. Replacement Products or FRUs shall be furnished on an exchange basis, and may be either repaired or new.

Claims made pursuant to this limited warranty must conform to the following requirements:
   a) Products, FRUs or Repairs that are returned shall follow the procedure defined in Exhibit N and must have a RMA Number issued by ATL, an authorized ATL service center or d Service Provider listed in Exhibit J. Any item returned shall be at EMC's expense and in a container affording protection from damage during shipping in accordance with Exhibit H. Responsibility for loss or damage to Products, FRUs or Repairs in transit shall be on EMC.
   b) Service must be performed by ATL, an authorized ATL service center or Service Provider. Any Service Provider trained and certified by ATL shall be considered authorized to perform such work.
   c) Products, FRU's and Repairs shall be returned to EMC by ATL, freight prepaid. Responsibility for loss or damage to Products, FRU's or Repairs in transit shall be on ATL.
   d) EMC shall provide labor for all warranty claims, at no charge to ATL, for removal of defective Product, FRU, or Repair and for the installation of Repairs or replacements.

THIS LIMITED WARRANTY DOES NOT APPLY TO PRODUCTS, FRUS OR REPAIRS WHICH HAVE BEEN DAMAGED OR RENDERED DEFECTIVE: (i) AS A RESULT OF ACCIDENT, MISUSE OR ABUSE; (ii) BY THE USE OF PARTS NOT APPROVED OR MANUFACTURED OR SOLD BY ATL, OR NOT CONFORMING TO ATL'S SPECIFICATIONS; (iii) BY MODIFICATION WITHOUT THE WRITTEN PERMISSION OF ATL; OR (iv) AS A RESULT OF SERVICE BY ANYONE OTHER THAN ATL, AN AUTHORIZED ATL SERVICING CENTER, OR AN CERTIFIED ATL SERVICE PROVIDER TO PERFORM SUCH WORK.

EXCEPT AS EXPRESSLY SET FORTH ABOVE, ATL MAKES NO OTHER REPRESENTATIONS, PROMISES, GUARANTEES OR WARRANTIES, EXPRESS OR IMPLIED, STATUTORY OR OTHERWISE, INCLUDING BUT NOT LIMITED TO, ANY IMPLIED WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE, AND ATL EXPRESSLY DISCLAIMS ALL WARRANTIES NOT EXPRESSLY STATED HEREIN. IN THE EVENT THE PRODUCT, FRU OR REPAIR IS NOT FREE FROM DEFECTS AS WARRANTED ABOVE, EMC'S SOLE REMEDY SHALL BE REPAIR OR REPLACEMENT AS PROVIDED ABOVE, UNLESS OTHERWISE MUTUALLY AGREED TO. UNDER NO CIRCUMSTANCES SHALL ATL BE LIABLE TO EMC, OR TO ANY END USER, FOR ANY INJURIES, DAMAGE TO OR REPLACEMENT OF PRODUCT OR PROPERTY, COSTS FOR RECOVERING, REPROGRAMMING, OR REPRODUCING ANY PROGRAM OR DATA USED WITH THE PRODUCT, OR ANY SPECIAL, INDIRECT, INCIDENTAL, ECONOMIC OR CONSEQUENTIAL DAMAGES OR CLAIMS FOR LOSS OF BUSINESS OR LOSS OF PROFITS WHATSOEVER, EVEN IF ATL WAS ADVISED OF THE POSSIBILITY OF SUCH LOSS OR DAMAGE.

The limited warranty and remedies set forth herein are exclusive and in lieu of all other representations and warranties, oral or written, express or implied. No dealer, distributor, agent or employee of ATL is authorized to make any modification or addition to this warranty.

September 14, 1995            Company Confidential                       5 of 38

                            Basic Ordering Agreement
                                     Between
                    ATL Products, Inc. and EMC(2) Corporation



12. CONFIDENTIAL INFORMATION
Both ATL and EMC shall conform to the terms and conditions of Exhibit F, Non-disclosure Agreement between the companies.

THIS AGREEMENT (INCLUDING PRICE LISTS AND OTHER EXHIBITS, AND ALL TRANSACTIONS HEREUNDER) ARE UNDERSTOOD TO BE CONFIDENTIAL INFORMATION NOT TO BE DISCLOSED OR USED BY EMC EXCEPT AS PROVIDED HEREIN.

13. INTELLECTUAL PROPERTY RIGHTS AND INDEMNITY
ATL shall own the entire right, title and interest in and to all intellectual property rights relating to the design of the Product that are or have been designed and developed exclusively by ATL, except for Intellectual Property Rights which are or have been developed by an independent source and acquired by ATL for incorporation into the Product.

ATL shall indemnify, defend and hold harmless EMC from and against any and all, expenses and damages without limitation reasonable attorneys fees, with respect to, any claim against EMC alleging that Product or FRU in the form sold by ATL, or any part thereof, infringes any United States patent, copyright, trademark, mask work, or violates a trade secret of a third Party. ATL's obligation pursuant to this Section 21 are conditional on and subject to EMC's compliance with each of the following conditions: (i) EMC shall give notice to ATL promptly in writing of such a claim and (ii) ATL shall have the authority to assume sole defense thereof through its own counsel and to compromise or settle any suits so far as this may be done without prejudice to the right of EMC to continue to use the Product, so purchased. If an injunction against EMC's or End User's use, sale, lease, license, or other distribution of the Material or any part thereof results from such a claim (or if EMC reasonably believes such an injunction is likely), ATL may in order of precedence: (1) procure the right to continue the use of the same for EMC; or (2) replace the same with a similarly functioning and priced non-infringing product, or (3) modify said Product so as to be non-infringing; or, if none of the foregoing (1), (2), or (3) are deemed reasonably feasible, (4) take back the infringing Product or FRU and refund the purchase price less a depreciation deduction equal to twenty percent (20%) of the purchase price for each year since the date of shipment.

This section states the entire liability of ATL for Intellectual Property infringement. The indemnification provisions of this Section shall not apply to any infringement arising out of the use (i) in systems if the sole cause of such infringement to be the system itself or components of the system not supplied by ATL; or) (ii) for purposes not contemplated by this Agreement. Indirect and consequential damages that may occur as a result of any such infringement, or claim of infringement, are expressly negated, and the liability of ATL shall be limited to its agreements herein.

EMC shall defend indemnify, defend and hold harmless ATL from and against any and all costs, expenses and damages, including without limitation reasonable attorneys' fees, with respect to any claim alleging that EMC's end product which incorporates ATL's Product (but not ATL's Product alone) infringes any patent, trademark, copyright, mask work or violates any trade secret of a third party, provided that ATL promptly notifies EMC in writing and provides information and reasonable assistance (at EMC's expense), and that EMC is permitted to direct the defense of the suit or proceeding.

14. FORCE MAJEURE
Neither Party shall be liable for failure to perform any of its obligations under this Agreement during any period in which such Party cannot perform due to fire, flood, earthquake, or other natural disaster, war, embargo, riot, or the intervention of any government authority, provided that the Party so delayed immediately notifies the other Party of such delay.

September 14, 1995            Company Confidential                       6 of 38

                            Basic Ordering Agreement
                                     Between
                    ATL Products, Inc. and EMC(2) Corporation



15. TERMINATION
Either Party may terminate this Agreement for cause if:
     a) The other Party fails to comply with any material covenant or provision of this Agreement, and does not cure such failure within thirty (30) days after written notice is given to such Party; provided that if such curable failure cannot reasonably be cured within thirty (30) days, this Agreement may not be terminated if the noncomplying Party begins to cure such failure within thirty (30) days and thereafter diligently seeks to complete such cure;

     Notwithstanding, (1) ATL may terminate this Agreement in the event EMC does not make payment, without cause, in accordance with the terms of this Agreement more than two (2) times in a consecutive three (3) month period and does not cure such failure within ten (10) days after written notice is given to EMC; or if ATL's or EMC's performance is delayed for Force Majeure reasons defined elsewhere herein for a cumulative period of sixty (60) days or more in any twelve (12) month period, the performing Party may terminate this Agreement by giving the other Party written notice, which termination shall become effective upon receipt of such notice. If EMC terminates, its sole liability under this Agreement or any Purchase Orders issued hereunder shall be to pay any balance due for conforming Material shipped by ATL before receipt of EMC's termination notice

     b) the other Party files a voluntary petition in bankruptcy or under any similar law, or makes an assignment for the benefit of its creditors; or

     c) an involuntary petition in bankruptcy or under any similar insolvency law is filed against the other Party; or a receiver is appointed for, or a levy or attachment is made against, substantially all of the other Party's assets, and such involuntary petition is not dismissed or such receivership or levy or attachment is not discharged within thirty (30) days after the filing or appointment thereof.

A Party intending to terminate this Agreement on the grounds set forth in subparagraphs to a, b or c above must do so reasonably promptly after the right to terminate occurs.

Either Party may terminate this Agreement if a fifty-one (51%) percent change in ownership occurs and if the other Party reasonably deems the change to be a material and adverse to its interests provided that ninety (90) days' prior written notice is given to the other Party and all Material scheduled to be shipped shall be accepted and paid for by EMC.

In the event this Agreement is terminated for cause by ATL or EMC elects not to continue to support the Products, EMC shall provide ATL, at no cost, (i) a list of all customers who EMC has sold Products to and (ii) all customers who EMC is providing service for. EMC shall provide this list to ATL for the sole purpose of ATL having the ability to assure that Maintenance will continue to be performed on the Products.

In the event this Agreement is terminated, all unpaid invoices shall become due and payable in accordance with this Agreement

16. NOTICES
Any notice given under this Agreement shall be written. Written Notice shall be sent by certified mail, postage prepaid, return receipt requested, or by any other overnight delivery service that delivers to the noticed destination, and provides proof of delivery to the sender Written Notice shall be sent to the appropriate company official in accordance with Exhibit L. Any facsimile notice must be followed within three (3) days by written Notice. All Notices shall be effective when first received by the receiving party.


September 14, 1995            Company Confidential                       7 of 38

                            Basic Ordering Agreement
                                     Between
                    ATL Products, Inc. and EMC(2) Corporation


17. ASSIGNMENT
This Agreement shall be binding and inure to the benefit of the Parties hereto and their respective successors and assigns. Neither Party shall assign, subcontract, transfer, encumber or hypothecate directly or indirectly this Agreement or any rights herein to the benefit of any third party without the express written consent of the other Party that may be withheld at the sole discretion of the consenting Party. The rights of this Agreement shall not inure to the benefit of any third party.

18. RIGHTS AND REMEDIES
All rights and remedies conferred by this Agreement, by any other instrument, or by law are cumulative and may be exercised singly or concurrently. If any provision of this Agreement is held invalid by any law or regulation of any government or by any court, such invalidity shall not effect the enforceability of any other provisions hereof.

19. APPLICABLE LAW
This Agreement shall be governed by and construed under the laws of the Commonwealth of Massachusetts.

20. INSURANCE
EMC shall maintain, at EMC's expense, commercial general liability insurance, which shall include EMC's Endorsement specifically naming ATL as an additional insured. This policy at minimum must insure against EMC's liabilities arising under or during the term of this Agreement for at least $1 million with a maximum deductible of $200,000.

21. DISPUTES/ARBITRATION
The Parties shall attempt in good faith to resolve any controversy or claim arising out of or relating to this Agreement promptly by negotiations between executives of the Parties.

If a controversy or claim should arise one Party shall give notice to the other Party of such controversy or claim (the "Invoking Party's"), the Parties shall use their best efforts to arrange personal meetings or telephone conferences as needed, at mutually convenient times and places, between negotiators for the Parties at the following successive management levels, each of which shall have a period of allotted time as specified below in which to attempt to resolve the dispute:

       LEVEL                 ATL                     EMC               ALLOTTED TIME
-------------------------------------------------------------------------------------
       FIRST          Contract Manager        Contract Manager       10 Business Days
-------------------------------------------------------------------------------------
      SECOND             Division VP            Group Manager        10 Business Days
-------------------------------------------------------------------------------------
       THIRD           General Manager         General Manager            30 Days

The allotted time for the first level negotiator shall begin on the effective date of the Invoking Party's Notice.

If a resolution is not achieved by negotiators at any given management level at the end of their allotted time, then the allotted time for the negotiators at the next management level, if any, shall begin immediately.

If resolution is not achieved by negotiators at the final management level within the allotted time then the Parties agree the matter shall be submitted to arbitration conducted in the County of Orange, California by the Judicial Arbitration and Mediation Service, Inc. Arbitration shall be conducted by and in accordance with the rules of the American Arbitration Association ("AAA"). There shall be three arbitrators, EMC shall select one, ATL shall select one and one shall be selected by mutual agreement of EMC and ATL.


September 14, 1995            Company Confidential                       8 of 38

                            Basic Ordering Agreement
                                     Between
                    ATL Products, Inc. and EMC(2) Corporation



The arbitrator's decision shall be rendered within thirty (30) days following submission of the matter at issue, but the failure to comply with this provision shall in no way invalidate any decision or award as may be rendered more than thirty (30) days after submission. Upon the rendering of the decision or award, the prevailing party shall be entitled to reasonable costs and attorneys' fees. judgment upon any award may be entered in any court having jurisdiction or application may be made to such court for judicial acceptance of the award and an order of enforcement. By agreeing to arbitration, neither EMC or ATL is waving any of the benefits of the statue of limitations or any equitable defense it may have.

22. CHANGES
ATL shall give written Notice to EMC, in the form of Notification of Engineering Change, of any changes to the Products prior to implementation that affect fit, form or function. EMC shall give written notice to ATL of its approval or disapproval of the change in writing within thirty (30) days of the date ATL gives such notice. If written Notice is not received, ATL shall consider the change acceptable.

If it is mutually agreed that the change is a Mandatory Change required to make the Product conform to the Product Specification, at the time of original shipment from ATL, ATL shall make the changes at no charge to EMC in all units that are not yet delivered to EMC. In the event such changes are required to make previously delivered Product conform to the Product Specification, they shall be supplied in the form of a Mandatory Field Change Kit at no charge to EMC in accordance with the procedure set forth Exhibit E. If necessary, ATL and EMC shall negotiate in good faith a price that ATL shall pay EMC for EMC to install the Mandatory Field Change Kit

In the event EMC has a reason to believe that any Product contains a Defect, EMC shall promptly give ATL written Notice of all relevant details with respect to such potential Defect. If, after joint investigation, it is mutually agreed that such defect requires a Mandatory Change, then ATL shall provide EMC, at no charge, repaired or replacement FRUs from the Lot subject to the defect.

Time is of the essence for ATL to incorporate a change. In the event that EMC requests a sample of a change, ATL will use reasonable efforts to provide such change to EMC so that EMC can approve the change within the thirty (30) day approval period. Any extension to the approval period shall be by written mutual agreement.

ATL may from time to time make compatible changes or modifications to the Product (i) that do not effect fit, form, or function, and (ii) that are compatible and interchangeable with and shall not require the retrofit of Product previously delivered. If ATL makes such modification, ATL shall give Notice to EMC at least 30 days before ATL it begins delivering to EMC any Product containing such modification, describing the changes and updating the parts list.

23. DOCUMENTATION
ATL shall provide one (1) each of the following manuals with each Product (excludes FRUs and Repairs) purchased.
     a) Operators Manual
     b) Tape Drive Manual (DLT libraries only)
     c) Facilities Planning and Installation Guide
     d) Diagnostic Software User Manual

EMC shall have the right to reproduce the Operators Manual, Facilities Planning and Installation Guide, and Diagnostic Software User Guide.

24. TECHNICAL SUPPORT

September 14, 1995            Company Confidential                       9 of 38

                            Basic Ordering Agreement
                                     Between
                    ATL Products, Inc. and EMC(2) Corporation



ATL shall provide EMC with technical support by telephone twenty four (24) hours a day three hundred sixty five (365) days a year. EMC may request on site technical support and ATL shall dispatch the next available Service Engineer provided EMC pays ATL's standard rate (as listed in Exhibit D) for the Service Engineer's time, portal to portal, and all out of pocket expenses including transportation within thirty (30) days after the date of ATL's invoice of such services.

25. TRAINING
ATL shall provide one (1) training class for up to four (4) students for each Product model, listed in Exhibit A, free of charge. EMC may purchase additional training classes at a per student rate (as listed in Exhibit D). The class shall be held at ATL's facility at a mutually agreed upon time.

26. MAINTENANCE
EMC shall be responsible for offering maintenance on the Products it sells, or otherwise provides, to End Users unless EMC purchases maintenance from ATL pursuant to Exhibit G.

When EMC performs maintenance, EMC shall maintain records regarding maintenance performed on the Product. Upon mutual agreement, EMC shall provide ATL, at no charge, a duplicate copy of all maintenance records. These records shall be used by ATL for the purpose of understanding Product performance.

27. BUSINESS REVIEWS
EMC and ATL shall, each at their own expense, meet on a quarterly basis to review performance and business transacted, and to have and resolve those issues that may have arisen since the last business review meeting.

28. SURVIVAL
The provisions of this Agreement including without limitation "Product Purchasing, Marketing and Sales" Warranty," "Confidential Information," "Intellectual Property Rights and Indemnity," "Force Majeure," "Assignment," "Rights and Remedies," "Applicable Law," "Disputes/Arbitration" and "General," shall survive termination or expiration of this Agreement.

29. GENERAL
A) This Agreement is the complete and entire understanding between the Parties on this subject matter and supersedes all prior agreements, proposals, representations, statements, or understandings whether written or oral on this subject between them. The provisions of this Agreement may be amended or waived only by a writing executed by the authorized representatives of the Parties hereto.

B) In the event that either Party to this Agreement shall, on any occasion, fail to perform any provision of this Agreement, and the other Party does not enforce that provision, the failure to enforce shall not prevent enforcement of the provision on any other occasion.

C) As used in this Agreement, except where otherwise noted, the term "days" shall mean calendar days.

D) Each Party, including its servants, agents, and employees, is an independent contractor and not an agent or employee of the other. Without limiting the generality of the foregoing, neither Party is authorized to represent or make any commitments on behalf of the other, and both Parties expressly disclaim any liability therefore.

E) The headings of the sections in this Agreement are included for convenience only and are not to be used in construing or interpreting this Agreement.


September 14, 1995            Company Confidential                      10 of 38

                            Basic Ordering Agreement
                                     Between
                    ATL Products, Inc. and EMC(2) Corporation


F) The Products and FRUs purchased by EMC from ATL are manufactured for standard commercial use and are not intended to be sold for use in critical safety systems, nuclear facilities or for use in life support appliances, devices or systems.

G) ATL reserves the right to fulfill the requirements of any purchase order placed pursuant to this Agreement and invoice for such orders through an affiliate company of ATL.

H) In the event of any dispute, litigation or arbitration between the Parties with respect to this Agreement, the prevailing Party shall be entitled to recover its reasonable attorneys' fees and costs in addition to any other relief to which it is found entitled.

IN WITNESS WHEREOF, the authorized representatives of the Parties have executed this Agreement under seal as of the dates set forth below.

--------------------------------------------------------------------------------
                          ATL PRODUCTS, INC.                    EMC
--------------------------------------------------------------------------------
Signature
                      /s/ Richard Speyer            /s/ Steven L. Smith
--------------------------------------------------------------------------------
Printed Name
                      Richard Speyer                Steven L. Smith
--------------------------------------------------------------------------------
Title
                      Contract Mgr                  Peripherals Business Manager
--------------------------------------------------------------------------------
Date
                      Sep 20, 95                    9/20/95
--------------------------------------------------------------------------------

September 14, 1995            Company Confidential                      11 of 38

                            Basic Ordering Agreement
                                     Between
                    ATL Products, Inc. and EMC(2) Corporation




                   EXHIBIT A1 -- ACL2640 PRODUCT SPECIFICATION

ACL2640 and companion products ACL6/176 and ACL9/88

The ACL2640 Product Specification document number is 6207928 Revision B. It is included in this agreement by reference only.


September 14, 1995            Company Confidential                      12 of 38

                            Basic Ordering Agreement
                                     Between
                    ATL Products, Inc. and EMC(2) Corporation


                   EXHIBIT A2 -- ACL4/52 PRODUCT SPECIFICATION

The ACL4/52 Product Specification document number is 6211260 Revision A. It is included in this agreement by reference only.

September 14, 1995            Company Confidential                      13 of 38

                            Basic Ordering Agreement
                                     Between
                    ATL Products, Inc. and EMC(2) Corporation



                   EXHIBIT A3 -- ACL5480 PRODUCT SPECIFICATION

The ACL2640 Product Specification document number is 6207901 Revision B. It is included in this agreement by reference only.


September 14, 1995            Company Confidential                      14 of 38

                            Basic Ordering Agreement
                                     Between
                    ATL Products, Inc. and EMC(2) Corporation



                      EXHIBIT B -- PRODUCTS AND ACCESSORIES

LEADTIMES
EMC may purchase Products and Accessories in accordance with the respective Product or Accessory Leadtime.

Delivery leadtimes shall start after ATL gives EMC written notice of acceptance of EMC's purchase order. ATL shall accept or decline in writing and by facsimile all Purchase Orders, within five (5) business days after receipt

No Purchase Order shall (i) be unreasonably declined or (ii) deemed accepted by ATL until ATL gives written notice to EMC of acceptance.

ATL agrees to reduce ongoing leadtime from less than ninety (90) days for each Product that EMC wants a shorter leadtime, provided that EMC maintains on-going monthly scheduled open purchase order status of ninety (90) to one-hundred-twenty (120) days worth of Product.

FLEXIBILITY
In addition, EMC's Product forecast when combined with the on order Product will equal approximately twelve (12) months visibility into EMC's Product requirements. Each purchase order or forecast is subject to increases, decreases or cancellation of units as defined below:

--------------------------------------------------------------------------------
  DAYS OF NOTICE    PERCENT OF CHANGE                      BASED ON
--------------------------------------------------------------------------------
       *[ ]              [ ]
--------------------------------------------------------------------------------
       *[ ]              [ ]             of average number of units shipped over
                                                  the previous 12 weeks
--------------------------------------------------------------------------------
       *[ ]              [ ]             of average number of units shipped over
                                                  the previous 12 weeks
--------------------------------------------------------------------------------
       *[ ]              [ ]
--------------------------------------------------------------------------------
       *[ ]


SHIPMENT
All Products and Accessories are sold and shipped Ex Works unless otherwise mutually agreed.

*  CONFIDENTIAL TREATMENT REQUESTED FOR REDACTED PORTION

September 14, 1995            Company Confidential                      15 of 38

                            Basic Ordering Agreement
                                     Between
                    ATL Products, Inc. and EMC(2) Corporation





                   EXHIBIT B1 -- ACL2640 PRICING AND LEADTIME

ACL2640 Base Units with DLT 4000 Drives

--------------------------------------------------------------------------------------------
Model Number          Description                                  Leadtime       Unit Price
--------------------------------------------------------------------------------------------
*ACL2640 - B4000      ATL w/3 DLT 4000 Tape Drives               60 - 90 days         [ ]
--------------------------------------------------------------------------------------------
*ACL6/176 - B4000     ATL w/6 DLT 4000 Tape Drives               60 -90 days          [ ]
--------------------------------------------------------------------------------------------
*ACL3/176 - B4000     ATL w/3 DLT 4000 Tape Drives               60 -90 days          [ ]
--------------------------------------------------------------------------------------------
*ACL9/88 - B4000      ATL w/9 DLT 4000 Tape Drives               60 -90 days          [ ]
--------------------------------------------------------------------------------------------
*ACL6/88 -B4000       ATL w/6 DLT 4000 Tape Drives               60 -90 days          [ ]
--------------------------------------------------------------------------------------------
*ACL3/88-B4000        ATL w/3 DLT 4000 Tape Drives               60 -90 days          [ ]
--------------------------------------------------------------------------------------------

ACL2640 Expansion Units with DLT4000 Drives
--------------------------------------------------------------------------------------------
*ACL2640 - E4000      ATL w/3 DLT 4000 Tape Drives               60 - 90 days         [ ]
--------------------------------------------------------------------------------------------
*ACL6/176 - E4000     ATL w/6 DLT 4000 Tape Drives               60 -90 days          [ ]
--------------------------------------------------------------------------------------------
*ACL3/176 - E4000     ATL w/3 DLT 4000 Tape Drives               60 -90 days          [ ]
--------------------------------------------------------------------------------------------
*ACL9/88 - E4000      ATL w/9 DLT 4000 Tape Drives               60 -90 days          [ ]
--------------------------------------------------------------------------------------------
*ACL6/88-E4000        ATL w/6 DLT 4000 Tape Drives               60 -90 days          [ ]
--------------------------------------------------------------------------------------------
*ACL3/88-E4000        ATL w/3 DLT 4000 Tape Drives               60 -90 days          [ ]
--------------------------------------------------------------------------------------------

The above model numbers reflect libraries with the OEM version DLT tape drive. If SGI configured drives are required, add an "S" after the last character in the model number i.e., ACL4/52 B4000 S.

*  CONFIDENTIAL TREATMENT REQUESTED FOR REDACTED PORTION


September 14, 1995            Company Confidential                      16 of 38

                            Basic Ordering Agreement
                                     Between
                    ATL Products, Inc. and EMC(2) Corporation



                   EXHIBIT B2 -- ACL4/52 PRICING AND LEADTIME

ACL4/52 Base Unit

-------------------------------------------------------------------------------------------
Model Number          Description                                 Leadtime       Unit Price
-------------------------------------------------------------------------------------------
*ACL4/52 B4000        ATL w/4 DLT 4000 Tape Drives               60 -90 days         [ ]
-------------------------------------------------------------------------------------------
*ACL2/28 B4000        ATL w/2 DLT 4000 Tape Drives               60 -90 days         [ ]
-------------------------------------------------------------------------------------------

The above model numbers reflect libraries with the OEM version DLT tape drive. If SGI configured drives are required, add an "S" after the last character in the model number i.e., ACL4/52 B4000 S.

*  CONFIDENTIAL TREATMENT REQUESTED FOR REDACTED PORTION

September 14, 1995            Company Confidential                      17 of 38

                            Basic Ordering Agreement
                                     Between
                    ATL Products, Inc. and EMC(2) Corporation




                   EXHIBIT B3 -- ACL5480 PRICING AND LEADTIME

ACL5480 Base Unit

--------------------------------------------------------------------------------------------
Model Number          Description                                  Leadtime       Unit Price
--------------------------------------------------------------------------------------------
ACL5480 B2000         ATL with Differential MUC, IOD and PTM --                      To be
                      configured for 2 drives                                     determined
ACL5480 B3000         ATL with Differential MUC, IOD and PTM --                      To be
                      configured for 3 drives                                     determined
--------------------------------------------------------------------------------------------


September 14, 1995            Company Confidential                      18 of 38

                            Basic Ordering Agreement
                                     Between
                    ATL Products, Inc. and EMC(2) Corporation



                  EXHIBIT B4 -- ACCESSORY PRICING AND LEADTIME

Accessory Pricing

-----------------------------------------------------------------------------------------------------
Model Number          Description                                            Leadtime      Unit Price
-----------------------------------------------------------------------------------------------------
*ACL2640 AK           ACL2640 Alignment Tool Kit                            45- 60 days        [ ]
*DLT DC III           DLT Compact III Data Cartridges (set of 21) (DLT      30 -45 days        [ ]
                      2000 only)
*DLT DC IV            DLT Compact IV Data Cartridges (set of 21) (DLT       30 -45 days        [ ]
                      2000 or 4000)
*DLT CC               DLT Cleaning Cartridges (set of 7)                    30 - 45 days       [ ]
*DLT BCL - 264        3 of 9 Bar Code Data Labels (set of 264)                30 days          [ ]
*DLT BCL - 99         3 of 9 Bar Code Data Labels (set of 99)                 30 days          [ ]
*DLT BCL - 33         3 of 9 Bar Code Cleaning Labels (set of 33)             30 days          [ ]
-----------------------------------------------------------------------------------------------------


Accessory pricing is subject to change by ATL with thirty (30) days advance written notice to EMC.

*  CONFIDENTIAL TREATMENT REQUESTED FOR REDACTED PORTION

September 14, 1995            Company Confidential                      19 of 38

                            Basic Ordering Agreement
                                     Between
                    ATL Products, Inc. and EMC(2) Corporation




                         EXHIBIT C -- FRU'S AND REPAIRS

FRU AND REPAIR ACCEPTANCE AND LEADTIMES
EMC may purchase (i) FRU's with either sixty (60) day leadtime or Priority twenty-four hour leadtime and (ii) Repairs with six (6) to thirty (30) day leadtime.

Delivery leadtimes for (i) FRUs shall start after ATL gives EMC written notice of acceptance of EMC's purchase order and (ii) after receipt of defective FRU for Repairs. ATL shall accept or decline in writing and by facsimile all (i) Purchase Orders, within five (5) business days after receipt and (ii) Priority Purchase Orders within twelve (12) hours after receipt

No Purchase Order shall (i) be unreasonably declined or (ii) deemed accepted by ATL until ATL gives written notice to EMC of acceptance.

EXPENDABLE AND NON REPAIRABLE FRU'S
EMC need not return any FRU for repair that has a value less than $200 based on the sixty (60) day leadtime price regardless of its warranty status. These FRUs shall be considered Expendable Parts. Non Repairable FRU's shall be returned.

RETURNED MATERIAL AUTHORIZATION
FRUs returned to ATL for repair shall follow the procedure defined in Exhibit N and must have a Return Authorization Number (RMA) issued by ATL, an authorized ATL service center or Service Provider listed in Exhibit J. Any item returned shall be at EMC's expense and in a container affording protection from damage during shipping. Responsibility for loss or damage to FRUs in transit shall be on EMC.

ATL may replace (on an exchange basis) FRU's returned for either warranty or non-warranty repair with either new, refurbished like new, or repaired FRU's.

SHIPMENT
All FRUs and Repairs are sold and shipped Ex Works. Notwithstanding, in the event of a FRU Priority Purchase Order for delivery to an international destination, EMC may request that ATL sell and ship it FCA.

September 14, 1995            Company Confidential                      20 of 38

                            Basic Ordering Agreement
                                     Between
                    ATL Products, Inc. and EMC(2) Corporation



           EXHIBIT C1 -- ACL2640 FRUS AND REPAIR PRICING AND LEADTIMES

                                                               Priority Order   Out of Warranty
                                                                   24 Hour          6- 30 Day
                                             60 Day Leadtime    Leadtime FRU    Leadtime Repair
Part Number    Description                     FRU Price           Price             Price            +
                                                                                                     Type
---------------------------------------------------------------------------------------------------------
*0345051       Stepper Motor Assembly             [ ]               [ ]               [ ]             E
---------------------------------------------------------------------------------------------------------
*0355032       Power Supply, Switching            [ ]               [ ]               [ ]             R
---------------------------------------------------------------------------------------------------------
*0355033       Power Supply                       [ ]               [ ]               [ ]             R
---------------------------------------------------------------------------------------------------------
*0355034       Power Supply                       [ ]               [ ]               [ ]             R
---------------------------------------------------------------------------------------------------------
*0365042       Switch Panel                       [ ]               [ ]               [ ]             R
---------------------------------------------------------------------------------------------------------
*0405024       Optical Sensor                     [ ]               [ ]               [ ]             E
---------------------------------------------------------------------------------------------------------
*0405042       Scanner                            [ ]               [ ]               [ ]             R
---------------------------------------------------------------------------------------------------------
*6203296-17    TLZ 2000 Drive                     [ ]               [ ]               [ ]             R
---------------------------------------------------------------------------------------------------------
*0475009       Fan                                [ ]               [ ]               [ ]             E
---------------------------------------------------------------------------------------------------------
*0495031       Power Strip                        [ ]               [ ]               [ ]             E
---------------------------------------------------------------------------------------------------------
*0645072       Timing Belt                        [ ]               [ ]               [ ]             E
---------------------------------------------------------------------------------------------------------
*0645083       Belt                               [ ]               [ ]               [ ]             E
---------------------------------------------------------------------------------------------------------
*6201310-02    Extension Axis                     [ ]               [ ]               [ ]             R
---------------------------------------------------------------------------------------------------------
*6201650-01    Control Panel PCBA                 [ ]               [ ]               [ ]             R
---------------------------------------------------------------------------------------------------------
*6201710-01    Door Interface PCBA                [ ]               [ ]               [ ]             E
---------------------------------------------------------------------------------------------------------
*6203170-01    Carousel Motor Assembly            [ ]               [ ]               [ ]             NR
---------------------------------------------------------------------------------------------------------
*6203240-01    IEC Power Dist.                    [ ]               [ ]               [ ]             R
---------------------------------------------------------------------------------------------------------
*6203300-01    DLT Binpack                        [ ]               [ ]               [ ]             E
---------------------------------------------------------------------------------------------------------
*6203620-01    Light Curtain Det. PCBA            [ ]               [ ]               [ ]             E
---------------------------------------------------------------------------------------------------------
*6203650-01    RS 232 PCBA                        [ ]               [ ]               [ ]             R
---------------------------------------------------------------------------------------------------------
*6204059-01    Switch Assembly, Door              [ ]               [ ]               [ ]             E
---------------------------------------------------------------------------------------------------------
*6204210-02    Robotics Controller PCBA           [ ]               [ ]               [ ]             R
---------------------------------------------------------------------------------------------------------
*6204220-01    Actuator Driver, PCBA              [ ]               [ ]               [ ]             R
---------------------------------------------------------------------------------------------------------
*6204230-02    Stepper Motor Drive PCBA           [ ]               [ ]               [ ]             R
---------------------------------------------------------------------------------------------------------
*6204254-01    Umbilical Cable                    [ ]               [ ]               [ ]             E
---------------------------------------------------------------------------------------------------------
*6204280-01    Light Curtain PCBA                 [ ]               [ ]               [ ]             E
---------------------------------------------------------------------------------------------------------
*6205015-01    PTM Tray Assembly                  [ ]               [ ]               [ ]             R
---------------------------------------------------------------------------------------------------------
*6205800-01    IOD Assembly                       [ ]               [ ]               [ ]             R
---------------------------------------------------------------------------------------------------------
*6209071-03    Differential. MUC Assy             [ ]               [ ]               [ ]             R
---------------------------------------------------------------------------------------------------------
*6209322-01    Vertical Motor Assembly            [ ]               [ ]               [ ]             NR
---------------------------------------------------------------------------------------------------------

ACL6/176 and ACL9/88
The following FRU's are used on the ACL6/176 and ACL9/88. They replace Part Number 0355033 & 6204230-02

---------------------------------------------------------------------------------------------------------
*0355039       Power Supply                       [ ]               [ ]               [ ]             R
---------------------------------------------------------------------------------------------------------
*6204370-01    Stepper Motor Driver               [ ]               [ ]               [ ]             R
---------------------------------------------------------------------------------------------------------

+ Type
E = Expendable FRU
* CONFIDENTIAL TREATMENT REQUESTED FOR REDACTED PORTION

September 14, 1995            Company Confidential                      21 of 38

                            Basic Ordering Agreement
                                     Between
                    ATL Products, Inc. and EMC(2) Corporation




R = Repairable FRU
NR = Non-reparable FRU

All pricing is per FRU or per Repair

 ................................................................................
September 14, 1995             Company Confidential                     22 of 38

                            Basic Ordering Agreement
                                    Between
                   ATL Products, Inc. and EMC(2) Corporation




           EXHIBIT C2 -- ACL4/52 FRUS AND REPAIR PRICING AND LEADTIMES


                                                                                      Out of Warranty
                                                                   Priority Order         6-30 Day
                                              60 Day Leadtime          24 Hour        Leadtime Repair
Part Number      Description                     FRU Price            Leadtime             Price         + Type
----------       -----------                                         FRU Price
*0355036         Power Supply                       [ ]                 [ ]                 [ ]             R
*0355038         Power Supply                       [ ]                 [ ]                 [ ]             R
*0645083         Belt                               [ ]                 [ ]                 [ ]             E
*0815032         Drive Stepper Assy                 [ ]                 [ ]                 [ ]            NR
*6203296-21      TLZ 2000 Drive                     [ ]                 [ ]                 [ ]             R
*6210440-01      Key Pad I/O Controller             [ ]                 [ ]                 [ ]             R
*6210450-01      Actuator Driver PWA                [ ]                 [ ]                 [ ]             R
*6210460-01      Tape Interface PWA                 [ ]                 [ ]                 [ ]             R
*6210470-01      Robotic Controller PWA             [ ]                 [ ]                 [ ]             R
*6210480-01      X-Axis Interconnect PWA            [ ]                 [ ]                 [ ]             R
*6210510-01      Y-Axis Motor Assy                  [ ]                 [ ]                 [ ]            NR
*6210511-01      X-Axis Motor Assy                  [ ]                 [ ]                 [ ]            NR
*6210512-01      Solenoid Assy                      [ ]                 [ ]                 [ ]             E
*6210515-01      X-Axis Sensor Assy                 [ ]                 [ ]                 [ ]             E
*6210516-01      Door Switch Assy                   [ ]                 [ ]                 [ ]             E
*6210518-01      Y-Umbilical Cable                  [ ]                 [ ]                 [ ]             E
*6210520-01      X-Umbilical Cable                  [ ]                 [ ]                 [ ]             E
*6210537-01      Fan Assy                           [ ]                 [ ]                 [ ]             E
*6210720-01      Extension Axis Assy                [ ]                 [ ]                 [ ]             R


+ Type
E = Expendable FRU
R = Repairable FRU
NR = Non-reparable FRU

All pricing is per FRU or per Repair

*  CONFIDENTIAL TREATMENT REQUESTED FOR REDACTED PORTION


 ................................................................................
September 14, 1995             Company Confidential                     23 of 38

                            Basic Ordering Agreement
                                     Between
                    ATL Products, Inc. and EMC(2) Corporation



          EXHIBIT C3 -- ACL5480 FRUS AND REPAIRS PRICING AND LEADTIMES

                                                                                           Out of Warranty
                                                                        Priority Order         6-30 Day
                                                   60 Day Leadtime          24 Hour        Leadtime Repair
Part Number      Description                          FRU Price            Leadtime             Price         + Type
-----------      -----------                                              FRU Price
*0315006         Vertical Drive Motor Amp                [ ]                 [ ]                 [ ]             R
*0355023         Motor Power Supply                      [ ]                 [ ]                 [ ]             R
*0365042         Switch, Rear Door Interlock             [ ]                 [ ]                 [ ]             E
*0405016         Scan Head                               [ ]                 [ ]                 [ ]             R
*0405021         3 of 9 Barcode Decoder                  [ ]                 [ ]                 [ ]             R
*0405024         Carousel Home/Face Sensor               [ ]                 [ ]                 [ ]             E
*0475009         Fan                                     [ ]                 [ ]                 [ ]             E
*0645072         Carousel Drive Belt                     [ ]                 [ ]                 [ ]             E
*0645079         Extension Drive Belt                    [ ]                 [ ]                 [ ]             E
*0645083         Vertical Drive Belt                     [ ]                 [ ]                 [ ]             E
*6100827-01      Carousel Drive Motor                    [ ]                 [ ]                 [ ]            NR
*6100841-11      Interconnect PWA                        [ ]                 [ ]                 [ ]             R
*6100883-01      Shunt Regulator                         [ ]                 [ ]                 [ ]             R
*6101228-01      Interface PWA                           [ ]                 [ ]                 [ ]             R
*6101256-01      Bin Pack Emitter PWA                    [ ]                 [ ]                 [ ]             R
*6101446-01      Umbilical Cable Assy                    [ ]                 [ ]                 [ ]             E
*6201647-01      Vertical Drive Motor                    [ ]                 [ ]                 [ ]            NR
*6201650-01      Control Panel PWA                       [ ]                 [ ]                 [ ]             R
*6201660-01      Door Interconnect PCBA                  [ ]                 [ ]                 [ ]             R
*6203013-03      Power Distribution Assembly             [ ]                 [ ]                 [ ]             R
*6203100-01      Binpack                                 [ ]                 [ ]                 [ ]             E
*6203330-02      Logic Power Supply                      [ ]                 [ ]                 [ ]             R
*6203500-01      MPU PWA                                 [ ]                 [ ]                 [ ]             R
*6203600-01      Temperature Sensor PWA                  [ ]                 [ ]                 [ ]             R
*6203610-01      Light Curtain Emitter PWA               [ ]                 [ ]                 [ ]             E
*6203620-01      Light Curtain Detector PWA              [ ]                 [ ]                 [ ]             E
*6203630-01      Carousel QSPI PWA                       [ ]                 [ ]                 [ ]             R
*6204059-01      Front Door Lock Switch                  [ ]                 [ ]                 [ ]             E
*6209220-01      Extension Axis Assembly                 [ ]                 [ ]                 [ ]             R


+ Type
E = Expendable FRU
R = Repairable FRU
NR = Non-reparable FRU

All pricing is per FRU or per Repair

*  CONFIDENTIAL TREATMENT REQUESTED FOR REDACTED PORTION



 ................................................................................
September 14, 1995             Company Confidential                     24 of 38

                            Basic Ordering Agreement
                                     Between
                    ATL Products, Inc. and EMC(2) Corporation




        EXHIBIT D -- INSTALLATION, TRAINING AND TIME AND MATERIAL PRICING

INSTALLATION

                          MODEL                                UNIT PRICE
*               ACL2640, ACL6/176, ACL9/88                        [ ]

*                         ACL4/52                                 [ ]

*                ACL5480 (without drives)                         [ ]


Installation is available 8:00 AM to 5:00 PM (local time) on normal business days. Seven (7) days advance notice is required.

Installation pricing is based on the pre-installation preparation; including ensuring power and all relevant signal cables are installed prior to service personnel arriving to install the Product and the installation of the Storage Management Software is performed by EMC.

Equipment located beyond 100 miles from an authorized service center is subject to a 10% zone charge; a 15% zone charge will apply for any site beyond 200 miles.

TRAINING
ATL offers training classes on the ATL mid-range and small libraries. These classes are designed to provide local field engineers the ability to install, operate, diagnose, and repair the libraries. These classes are also a good introduction to the product for those in software, product development and sales position. Each student attending a training class will receive a Field Service Manual and the Diagnostic Software (on a 3 1/2 inch diskette).

Training classes are conducted at the ATL training facility in Anaheim, California. Class size is limited to a maximum of 6 students to insure that each student receives the necessary training. Training is also available at the customers facility. Pricing and availability will be quoted on a per requirement basis.

*  CONFIDENTIAL TREATMENT REQUESTED FOR REDACTED PORTION


 ................................................................................
September 14, 1995             Company Confidential                     25 of 38

                            Basic Ordering Agreement
                                     Between
                    ATL Products, Inc. and EMC(2) Corporation




        EXHIBIT D -- INSTALLATION, TRAINING AND TIME AND MATERIAL PRICING

Training Pricing (Anaheim)

MODEL                           PER STUDENT PRICE          DURATION
*Mid-range Libraries                   [ ]                  2 days

*Small Libraries                       [ ]                   1 day


Reservations for training class may be made by contacting the "Training Coordinator" at ATL. Seven (7) days advance notice shall be given to the other party in the event either party must cancel.


TIME AND MATERIAL SUPPORT
ATL offers Time and Material Support on an "as needed" basis. Request for Time and Material Support is available on normal business days 8:00 AM to 4:00 PM. ATL shall dispatch the next available Field Service Consultant on best effort basis.

*Time and Material Support shall be billed at [ ] (with a two (2) hour minimum) plus expenses and material, if applicable. Chargeable time shall include travel time to and from the customer; expenses shall include any out of pocket expenses; material charges shall be at Suggested End User Price less any applicable discounts.


*  CONFIDENTIAL TREATMENT REQUESTED FOR REDACTED PORTION


 ................................................................................
September 14, 1995             Company Confidential                     26 of 38

                            Basic Ordering Agreement
                                     Between
                    ATL Products, Inc. and EMC(2) Corporation




                     EXHIBIT E -- MANDATORY CHANGE PROCEDURE

   1. EMC shall issue a charge purchase order for all Mandatory Field Change Kits desired by EMC within one hundred fifty (150) days of receipt of the written Notice.

   2. ATL shall ship the Mandatory Field Change kit according to the schedule below and issue an invoice to EMC for all kits ordered and shipped. ATL shall credit EMC's account for all parts replaced by the Mandatory Field Change Kit that are returned to ATL.

   3. Unless ATL and EMC agree upon another delivery schedule, ATL shall use reasonable efforts to ship the Mandatory Field Change Kits according to the following schedule:

             Days After Receipt of Order                 Percent of Kits
                          60                                   10%
                          90                                   50%
                         120                                 Balance



In addition, ATL shall, at ATL's option, either:

   1. To the extent necessary to meet EMC's requirements for field replacement and inventory renewal, exchange the FRU or Product from the Lot subject to the defect for new FRUs or Product; or

   2. Repair all Defects returned to ATL at ATL's cost; or

   3. Accept return of the FRU or Product with the Defect and grant EMC credit against future purchases for such FRU or Product, as the case may be, less a depreciation deduction equal to twenty percent (20%) of the purchase price for each year since the date of shipment


 ................................................................................
September 14, 1995             Company Confidential                     27 of 38

                            Basic Ordering Agreement
                                     Between
                    ATL Products, Inc. and EMC(2) Corporation




                      EXHIBIT F -- NON-DISCLOSURE AGREEMENT


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September 14, 1995             Company Confidential                     28 of 38

                            Basic Ordering Agreement
                                     Between
                    ATL Products, Inc. and EMC(2) Corporation




                       EXHIBIT G -- MAINTENANCE AGREEMENT



 ................................................................................
September 14, 1995             Company Confidential                     29 of 38

                            Basic Ordering Agreement
                                     Between
                    ATL Products, Inc. and EMC(2) Corporation





                      EXHIBIT H -- PACKAGING SPECIFICATION

The ACL2640 Packaging Specification document number is 6207141-03 Version 3.0. It is included in this agreement by reference only.

The ACL4/52 Packaging Specification document number is 6211221-02 Version 2.0. It is included in this agreement by reference only.

The ACL5480 Packaging Specification document is dated April 2, 1993. It is included in this agreement by reference only.




 ................................................................................
September 14, 1995             Company Confidential                     30 of 38

                            Basic Ordering Agreement
                                     Between
                    ATL Products, Inc. and EMC(2) Corporation



                       EXHIBIT I -- TESTING AND ACCEPTANCE

Prior to delivery, ATL shall conduct an acceptance test at ATL's plant, or ATL authorized service provider, on each Product, FRU or Repair shipped. A complete record of inspection and tests performed on each Product, FRU or Repair shall be kept by ATL, or ATL's authorized service provider, for twelve (12) months from date of shipment. Upon EMC's request and at EMC's expense if any, ATL shall provide EMC with a duplicate copy of such inspection and tests within fifteen
(15) business days of such a request.

EMC may also conduct its own testing at its own facilities, at EMC's own expense, to confirm the Product, meets the Product Specification or applicable acceptance criteria for a FRU or Repair. Products, FRUs and Repairs shall be deemed accepted by EMC unless written notice of acceptance test failure is provided to ATL within thirty (30) days after shipment of the Product, FRU or Repair is shipped.

Products drop shipped directly to the End User shall be considered accepted upon shipment to the carrier.


 ................................................................................
September 14, 1995             Company Confidential                     31 of 38

                            Basic Ordering Agreement
                                     Between
                    ATL Products, Inc. and EMC(2) Corporation




             EXHIBIT J -- WORLDWIDE SELLING AND PURCHASING LOCATIONS

PRODUCTS, ACCESSORIES, FRUS. REPAIRS, INSTALLATION AND TRAINING
                     SELLING LOCATIONS                                           PURCHASING LOCATIONS
ATL Products, Inc.                                            EMC
1515 South Manchester Avenue                                  171 South Street
Anaheim, California 92802                                     Hopkinton, MA 01748
Attention: Order Desk
714-774-6900 -- Telephone
714-774-5909


TELEPHONE TECHNICAL SUPPORT

Odetics Customer Service                                      EMC
1515 South Manchester Avenue                                  171 South Street
Anaheim, California 92802                                     Hopkinton, MA 01748
Attention: Customer Service Desk
800-284-5101 -- Telephone (U.S. only)
714-774-6497 -- Telephone





 ................................................................................
September 14, 1995             Company Confidential                     32 of 38

                            Basic Ordering Agreement
                                     Between
                    ATL Products, Inc. and EMC(2) Corporation




                          EXHIBIT K-- PAYMENT LOCATIONS

PAYMENT LOCATIONS
ATL Products, Inc.                                EMC Corporation
1515 South Manchester Avenue                      171 South Street
Anaheim, California 92802                         Hopkinton MA 01748
Attention: Accounts Receivable                    Attention: Accounts Payable
714-774-6900 -- Telephone                         508-435-1000
714-774-5909 -- Facsimile





 ................................................................................
September 14, 1995             Company Confidential                     33 of 38

                            Basic Ordering Agreement
                                     Between
                    ATL Products, Inc. and EMC(2) Corporation




                               EXHIBIT L-- NOTICES

Notices to ATL:

All Notices should be addressed to:
ATL Products, Inc.
1515 South Manchester Avenue
Anaheim, CA 92802

Attention:        Richard Speyer
                  Kevin Daly

714-774-6900  Telephone
714-774-5909 -- Facsimile


Notices to EMC:

All Notices for business issues

EMC
171 South Street
Hopkinton, MA 01748

Attention:        Peripherals Business Manager -- Steve Smith
                  General Council


All Notices for Engineering issues

EMC
171 South Street
Hopkinton, MA 01748

Attention:        Peripherals Business Manager -- Steve Smith




 ................................................................................
September 14, 1995             Company Confidential                     34 of 38

                            Basic Ordering Agreement
                                     Between
                    ATL Products, Inc. and EMC(2) Corporation




                            EXHIBIT M -- DEFINITIONS

            WORD                              DEFINITION
            ----                              ----------
"Accessory" or                 Those items in Exhibit B4
"Accessories"

"Defect" A Defect means the failure of Units of the same type at a rate that results in a calculated Mean
                               Time Between Failure ("MTBF") for a Lot of such
                               Product that is less than seventy-five (75%) of the applicable MTBF rate set forth in the Product
                               Specification for such Product. The Lot of
                               Product will consist of:

                                  1. The minimum set of the most recently
                                  delivered Units of such Product that is
                                  sufficient to determine, at an eighty (80%) percent statistical confidence level, that the MTBF of such Product achieves at least fifty
                                  (50%) of the specified MTBF;

                                  2. The minimum set of units delivered in the same time frame as any suspect Units that seem to manifest an anomalous field failure rate that is sufficient to determine, at an eighty
                                  (80%) percent statistical confidence level, that the MTBF of such Product achieves at least fifty (50%) of the specified MTBF; or

                               For purposes of measuring failure rates, this Agreement shall take into account only failures that
                                  1. occur within a twelve (12) month period after delivery;
                                  2. are due to faulty design, workmanship and/or the use of defective materials by ATL's manufacturing organization or supplies in connection with the design or fabrication of such Product or FRU; and
                                  3. are not caused by EMC's or a third party's
                                    a) modification to the Product or FRU
                               b) Shipment, handling, storage, operation, use or maintenance of such Product or FRU in a manner or environment or with parts, accessories, supplies or expendable parts not conforming to the documentation or specifications provided pursuant to this Agreement.

"Divisions"                    A wholly owned company of a Parent Company

"End User"                     An entity that buys or leases Product and
                               Services from EMC for the entity's own use.

"Expendable Parts"             FRUs that have a value of $200 or less based on
                               a 60 day leadtime.

"Ex Works"                     Shipping terms per Incoterms

"FCA"                          Shipping terms per Incoterms

"FRU" or "Field                Those items listed in Exhibit C.
Replaceable Unit"



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September 14, 1995             Company Confidential                     35 of 38

                            Basic Ordering Agreement
                                     Between
                    ATL Products, Inc. and EMC(2) Corporation



"Lot" A Lot shall mean a quantity of parts used in manufacturing the Product or used as FRUs for the Product, which have a characteristic that distinguishes them from other similar parts or FRUs, such as (by way of an example and not a limitation):
                                  1. All of a certain component used in parts or FRUs were purchased from one (1) supplier during a limited consecutive period;
                                  2. all units tested during a specific period of time in which test equipment was malfunctioning.

"Majority Owned                A company in which the Parent Company owns
Companies"                     fifty-one (51%) percent or more

"Mandatory Change"             Mandatory Change shall mean a mutually
                               agreed to change that is required to the Product
                               due to a manufacturing or design defect,
                               excluding tape drive, that is responsible for
                               causing the Product not to conform to its
                               specification.

"Mandatory Field               A kit containing FRUs or parts.
Change Kit"

"Material"                     Products and Services

"NEC" or "Notification         A document describing a mandatory, optional or
of Engineering Change"         compatible change to the Product.

"New Products"                 A product that is designed and developed by ATL
                               that is generally available to all ATL customers.

"Notices"                      A written document

"Parent Company"               Odetics or EMC

"Parties"                      Both ATL and EMC.

"Party"                        ATL or EMC

"Product"                      The Products listed in Exhibit A.

"Purchase Order"               EMC's written Purchase Order form

"Priority Purchase             A Purchase Order that requires shipment within
Order"                         24 hours

"RMA"                          Return Material Authorization

"Repairs "                     FRUs that can be repaired to meet original
                               specification.

"Services"                     Those items listed in Exhibits C and D

"Service Provider" A company authorized by ATL to perform maintenance, repairs and service on ATL's
                               Products and FRUs.

"Subsidiary"                   A company in which the Parent Company owns
                               fifty-one (51%) percent or more

"Unit" A Unit shall mean a single item of Product, including options and features, or a single FRU.



 ................................................................................
September 14, 1995             Company Confidential                     36 of 38

                            Basic Ordering Agreement
                                     Between
                    ATL Products, Inc. and EMC(2) Corporation




                             EXHIBIT N --RMA PROCESS

OUT OF WARRANTY REPAIR

           RESPONSIBILITY                                ACTION/PROCESS
EMC                                   1.   Advise ATL via facsimile:
                                           A)Parent unit model number and serial
                                           number; and

                                           B)FRU serial number and part
                                           number; and

                                           C)Reason for return

ATL                                   1.   Issue RMA number via facsimile

EMC                                   1.   Issue Purchase Order in the amount
                                           of the desired repair leadtime
                                           required via facsimile

                                      2.   Return FRU to ATL in accordance with
                                           the BOA shipping terms

ATL                                   1.   Acknowledge Purchase Order via
                                           facsimile

                                      2.   Repair and return FRU to EMC in
                                           accordance with the BOA shipping
                                           terms

IN WARRANTY REPAIR

           RESPONSIBILITY                                  ACTION/PROCESS
EMC                                   1.   Advise ATL via facsimile:
                                           A)Parent unit model number and serial
                                           number; and

                                           B)FRU serial number and part number;
                                           and

                                           C)Reason for return

ATL                                   1.   Issue RMA number via facsimile

                                      2.   Verify warranty status

EMC                                   1.   Issue no charge Purchase Order via
                                           facsimile

                                      2.   Return FRU to ATL in accordance with
                                           the BOA shipping terms

ATL                                   1.   Acknowledge Purchase Order via
                                           facsimile

                                      2.   Repair and return FRU to EMC in
                                           accordance with the BOA warranty and
                                           shipping terms



 ................................................................................
September 14, 1995             Company Confidential                     37 of 38

                            Basic Ordering Agreement
                                     Between
                    ATL Products, Inc. and EMC(2) Corporation



                             EXHIBIT N --RMA PROCESS

IN WARRANTY REPAIRS PRIOR TO ACCEPTANCE

           RESPONSIBILITY                           ACTION/PROCESS
EMC                                   1.   Advise ATL via facsimile:
                                           A)Parent unit model number and serial
                                           number; and
                                           B)FRU serial number and part number;
                                           and
                                           C) Issue a debit memo for credit
                                           only for the price of the Product
                                           or FRU
                                           D)Reason for return

ATL                                   1.   Issue RMA number via facsimile

                                      2.   Verify warranty status

EMC                                   1.   Issue no charge Purchase Order via
                                           facsimile

                                      2.   Return FRU to ATL in accordance with
                                           the BOA shipping terms

ATL                                   1.   Acknowledge Purchase Order via
                                           facsimile

                                      2.   Repair and return FRU to EMC in
                                           accordance with the BOA warranty and
                                           shipping terms

                                      3. Invoice for item returned.



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September 14, 1995             Company Confidential                     38 of 38